AllianceBernstein Variable Products Series Fund, Inc.

-Small Cap Growth Portfolio

(the “Portfolio”)

Supplement dated November 6, 2012 to the Prospectuses and Summary Prospectuses dated May 1, 2012 of the Portfolio offering Class A and Class B Shares of the Portfolio (the “Prospectuses”).

Effective after February 1, 2013, the Portfolio will be closed to new investments except for investments by Contractholders of variable products invested in the Portfolio as of that date. If you are an existing Contractholder as of January 31, 2013, you may continue to purchase shares of the Portfolio in accordance with the procedures for the purchase of shares in the prospectus of the separate account in which you invest, including through reinvestment of dividends and capital gains distributions.

The Adviser may (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Portfolio, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Portfolio, and (iii) close and/or reopen the Portfolio to new or existing Contractholders at any time.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

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